UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and Address of Agent for Service)		Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA CAPITAL FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2015

Item 1:  Report to Shareholders.

FPA Capital Fund, Inc.

Semi-Annual Report

September 30, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2015. FPA Capital Fund, Inc.'s (the "Fund") net asset value (NAV) per share closed at $33.92. An income dividend of $0.04 per share was paid on July 2 to shareholders of record on June 30.

The following table shows the average annual total return for several different periods ended on September 30, 2015 for the Fund and comparative indices of securities prices.

	Periods Ended September 30, 2015 Average Annual Total Return[1]
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	*Since 8/01/1984
FPA Capital Fund	(16.61)%	6.45%	4.29%	8.35%	9.61%	14.03%	13.55%
Russell 2500	0.38%	12.69%	7.40%	7.58%	9.50%	11.92%	11.57%

*  Inception for FPA Management was July 11, 1984. A benchmark comparison is not available based on the Fund's inception date therefore a comparison using August 1, 1984 is used.

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was (9.83)%. This compares with total return of (10.60)% for the Russell 2500. For the calendar year-to-date period, this same comparison is (14.27)% for FPA Capital Fund, and (5.98)% for the Russell 2500.

Commentary

We are not happy with our performance over recent quarters. However, after our poor relative results in the fourth quarter of 2014 and first quarter of 2015, we are pleased that our relative performance in the past two quarters has improved substantially. At the end of the first quarter, the Fund was trailing Russell 2500 by 10.09%. Our year-to-date underperformance decreased to 9.25% in the second quarter and to 8.29% by the end of the third quarter. This was a particularly hard-earned achievement in the third quarter as oil prices declined 24%. Furthermore, we are encouraged by the fact that during this very volatile period (from August 17 through September 30), the Fund lost 6.01% vs. Russell 2500's decline of 9.28%. Ultimately, though, what matters to us is our absolute performance over a complete market cycle.

We know that there are likely three principal questions on our shareholders' minds:

1.  Are we nuts to devote such a large allocation to energy?

2.  Is for-profit education destined for a slow death?

3.  Why should we continue to trust you to manage our capital?

Let us respond to each of these questions.

1  Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Question 1: Are we nuts to devote such a large allocation to energy?

We think that some of the best investment opportunities available today are in energy and we have positioned our portfolio accordingly. We believe the following:

•  There is currently excess supply in the world, but the factors detailed below will eventually result in a world with a supply shortage

•  In an undersupplied world, we expect prices will eventually move higher

•  Once prices move higher, surviving firms will be revalued higher than today

The factors:

•  The marginal cost of oil production is around $80/barrel

•  Many firms and countries will curb their search for new sources of oil below $80/barrel

•  We believe demand for oil is relatively fixed and grows with GDP

•  Oil is a depleting resource so if we don't actively drill for new sources, supplies will decrease

Fundamentally, the cure for low prices is low prices and time, and we already have low prices.

The marginal cost of oil production is around $80/barrel

The marginal cost of oil production is the total cost to find and extract the last barrel of oil from the ground to satisfy the demand for that last barrel. The mid-cycle marginal cost of oil production is around $80 per barrel (although current marginal cost levels may be below $80/barrel simply because of temporary service company price reductions due to the downturn).

Source: IEA (International Energy Agency)1

1  http://www.financialsense.com/contributors/joseph-dancy/iea-shale-mirage-future-crude-oil-supply-crunch

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Many firms and countries will curb their search for new sources of oil below $80/barrel

Over the last 10 years the industry spent nearly $3 trillion on upstream investments2, but was only able to grow crude oil production by 5.2 million barrels per day (from 72.6 mmbbl/d to 77.8 mmbbl/d3). This growth was mainly achieved thanks to North America and OPEC. The rest of the world struggled to increase production even though prices more than doubled during this time.

Between 1999 and 2014, global upstream capital expenditures or "capex" only fell twice; in 2002 when it fell by 5%, and 2009 when it fell by 16%4. In 2015, upstream capex is expected to be down 23%, the largest decline in 20 years, and is expected to be down in excess of 10% again in 2016 if Brent oil is below $60/bbl. Within North America specifically, capex is expected to fall by 40% in 2015 and more than 20% in 20165. We have already started experiencing the impact of lower spending in the U.S., where total crude production is down over half a million barrels per day as of September 2015 after hitting 9.6mm in early June6. We expect these declines to continue as the U.S. companies started cutting expenditures earlier this year in earnest.

U.S. Crude Oil Production ––

YoY Production Change (%) ---

YTD Change (%) ––

EIA 09/30/15; FPA Analysis

2  Tudor, Pickering, Holt & Co. (TPH)

3  http://www.eia.gov/cfapps/ipdbproject/iedindex3.cfm?tid=5&pid=57&aid=1&cid=ww,&syid=1980&eyid=2012&unit=TBPD

4  Tudor, Pickering, Holt & Co.(TPH)

5  Simmons Global Oil Macro Outlook, Aug-21-2015

6  EIA 09/30/15; FPA analysis

7  "Saudi FX Burn Persists as Reserves Fall to Lowest Since 2013", Bloomberg — 10/04/2015

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

The rest of the world is not having it any easier. According to the International Monetary Fund (IMF), in 2015, Saudi Arabia will have a budget deficit equal to 20% of its gross domestic product up from 3% in 2014. In Saudi Arabia, net foreign assets fell every month since the end of January to July and stood at $661 billion — down from $725 billion in January7. After a long hiatus, the Kingdom decided to borrow long-term debt (35 billion riyals) to combat the effects of the large oil price decline as oil income makes up about 90% of the government's revenue. In addition, they have also redeemed over $50 billion (some estimates go as high as over $70 billion) from their investment managers overseas8. The number of oil rigs operating in Iraq decreased by almost 55% after hitting a peak a year ago9. In Brazil, Petrobras cut their 5-year capital expenditure plans by over 40% from $221b (2014-2018 period) to $130b (2015-2019 period) and their 2020 production target from 5.3 million boepd10 to 3.7 million11. In Norway, oil companies cut 20,000 jobs.

With Brent oil below $50/barrel, very little money is being invested in exploration activities, which is a key leading indicator of the industry's ability to meet future supply requirements. Exploration budgets are expected to decline by about 30% globally in 2015 with the number of exploration wells drilled or planned in 2015 down 26% vs. 2014 to the lowest level in five years12.

Source: Wall Street Journal13

8  "Saudi Arabia withdraws overseas funds", Financial Times, Sep-28-2015

9  http://www.wsj.com/articles/iraq-warns-oil-companies-of-spending-cuts-1442223305

10  Barrels of oil equivalent per day

11  Reuters — 06/30/2015

12  "Oil Exploration Companies Scramble to Cut Costs", Wall Street Journal, Aug-27-2015

13  http://www.wsj.com/articles/oils-fall-puts-a-chill-on-u-s-drilling-1418256933

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

We believe demand for oil is relatively fixed and grows with GDP

Yet, the demand for oil is robust. In its September 2015 Oil Market Report, the International Energy Agency estimated the global demand for oil to increase from 93.9 million barrels in Q4'2014 to 95.5 million barrels in Q4'2015 and to 96.8mm in Q4'201614 — a 3 million barrel global demand increase from the end of 2014 to the end of 2016.

Source: IEA September 2015

Oil is a depleting resource so if we don't actively drill for new sources, supplies will decrease

Unlike commodities such as gold where virtually all of the yellow metal that has ever been mined still exists, virtually all the oil that has ever been produced has already been consumed and is therefore unavailable to satisfy future demand. And, unlike mines or factories that generally maintain their productive capacity from year to year, production from oil wells is always declining due to natural depletion. In other words, new money needs to constantly be invested in repairing old wells and drilling new wells just to maintain existing production levels, let alone grow them.

Decline rates persist whether oil prices are high or low. It is unavoidable that supply capacity will shrink without ongoing investment. Global decline rates were pegged at somewhere between 4.5% and 6.7% back in 200815. Note that those rates were determined before the rise of shale oil, which has drastically higher decline rates. Core Labs estimates average decline rates for unconventional oil wells of 70% in their first year, 40% in year 2, and 20% in year 316. In speaking with management teams from different shale producers, it is not uncommon to find overall company-wide decline rates of 30-40%. How will the world supply all this additional oil considering the lack of investment for the future due to these low prices — especially when the spare capacity is less than 3% of production?

14  https://www.iea.org/oilmarketreport/omrpublic/

15  http://www.oilgasmonitor.com/oil-demand-and-well-decline-rates-ensure-strong-outlook-for-oil-industry/8075/

16  Core Labs presentation transcript, Mar-18-2015

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Source: IEA Oil Market Report — 09/11/2015

In conclusion, we believe that in an undersupplied world without excess capacity, price will ultimately go back up to encourage more production. Just like the cure for high prices was simply high prices and time, the cure for low prices will be low prices and time.

Let's talk about our individual investments in energy:

We currently have about 22% of the Fund's invested assets in energy related companies. Our three E&P (Exploration & Production) investments are all low cost producers with strong balance sheets and high levels of liquidity. Cimarex (XEC) in particular may be the preeminent E&P company in the entire industry. We believe they have one of the best management teams with an excellent incentive structure, the lowest cost assets (and plenty of them), and strong balance sheet. Therefore, we have a full position in XEC. The two other E&P investments we have are Noble Energy (NBL) and SM Energy (SM). We chose to keep the NBL stock we received when NBL recently acquired Rosetta Resources. NBL has a diverse portfolio of low cost assets, balanced across commodities and regions. NBL management can grow production in 2016 with a greatly reduced capital budget should they choose to do so. They also have an opportunity to develop a massive gas resource off the coast of Israel where most of the production volumes would be at fixed prices under multi-year contracts, essentially creating a long duration and highly profitable stream of cash flow that would deserve a premium valuation multiple. Let us take a brief moment here to state that we voted against this deal as we had confidence that Rosetta Resource's assets were of good quality and that the management team was selling them at very depressed levels. We pride ourselves on protecting our shareholders against permanent capital impairment but this was a takeunder17 so we were not successful. We congratulate the NBL management for a shrewd deal (one of the reasons we decided to keep the stock). Our third E&P company, SM, needs to do something to extend the depth of their future drilling inventory, whether organically or through an acquisition (opportunities do exist), but we believe they have the balance sheet and the CEO to do it. In the meantime, they have low cost assets and the stock is trading at a discounted multiple. Flexibility is a prized asset in this environment and they have it.

17  An offer to purchase or acquire a public company at a price per share that is less than its current market price.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Rowan (RDC) is an offshore driller. Offshore drilling is a dirty term among investors these days, but the industry has to exist. As great as shale is it can't supply every barrel. RDC has a significant revenue backlog and a fleet of young high-spec rigs. They also have a self-help opportunity set to improve margins and drive efficiencies that they are already making tangible progress on. They do not have any financial commitments to pay for additional newbuild rigs, unlike many peers. And they have significant liquidity. Consider that their market cap is $2 billion. Against that, they have $200 million in cash and $800 million in cumulative free cash flow over the course of 2016/17 in our Low Case.

Helmerich & Payne (HP) and Patterson-UTI (PTEN) are both contract land drillers. Patterson also has a pressure pumping business. These companies have strong balance sheets and revenue backlogs, and they pay meaningful dividends. Smaller competitors are being decimated. Both the land drilling and pressure pumping businesses are becoming more concentrated thanks to the downturn. Their customers in the shale business are becoming more efficient and globally competitive every day.

During the third quarter, we sold our investment in Atwood (ATW) and reinvested the proceeds in PTEN. There are many things to like about Atwood, including their young fleet of high-spec rigs, their significant revenue backlog, their industry leading margins and revenue efficiency, their track record of safe operations, and their seasoned board of directors. The problem with Atwood is they have debt maturing in the next three years. While we imagine the cycle may have turned by then, we always look for a margin of safety and have chosen to reinvest this capital into other energy names with more favorable balance sheets is beyond reproach. Unlike land drilling, if a rig runs out of work it costs a lot of money to store (particularly floating rigs). We do not know if the cycle will last beyond the time when the bulk of Atwood's revenue backlog runs out. The recent credit facility amendment greatly reduced Atwood's flexibility and puts shareholders in a position where if they guess wrong about when the cycle turns they may lose their entire investment. We were not willing to underwrite that.

By selling the shares of Atwood and reinvesting in Patterson we do give up some revenue backlog, but we pick up another well run dividend paying company at a discount to tangible book value with a much better balance sheet and greater liquidity. Crucially, it costs very little money to store Patterson's land drilling rigs or pressure pumping equipment in a yard if either are idled. We have confidence that by selling Atwood and investing in Patterson we have reduced our downside risk. Recall that we executed a similar swap in the first quarter of this year, when we replaced our Ensco holding with Helmerich & Payne for the very same reasons: similar upside but significantly greater downside protection.

Question 2: Is for-profit education destined for a slow death?

As of September 30, 2015, for-profit education stocks represented approximately 9% of the Fund. We think the sector will shrink from its current level, but leading institutions like Apollo Education Group (APOL) and DeVry Education Group (DV) will remain an essential option for non-traditional students.

We believe the following:

•  Most traditional colleges are not equipped to service non-traditional students

•  The leading for-profit institutions have already successfully survived multiple investigations and we don't expect any new material findings to come to light

•  For-profit schools are "high-grading" their student bodies and that involves shrinking enrollments; this process may take a year or more, but will lead to a smaller, but more stable, base of students

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

•  When we put the negative headline aside and assess what we estimate these companies are actually worth, we come up with valuations that are substantially more than the current market price, even when using very conservative assumptions

Let's look at each of those beliefs in a bit more detail.

For-profits serve non-traditional students best

There are many differences between the average student attending a traditional not-for-profit school and those attending a for-profit institution as shown below:

% Of Student Body	For-Profit School	Not-for-profit School
>24yrs old[18]	78%	35%
Are dependents	18%	69%
Minorities[19]	49%	35%
Female	66%	54%
Full-time job	49%	21%

For-profit schools are keenly aware of the unique challenges that their students face and have rolled out programs specifically designed to increase retention and graduation rates of their students. Additionally, most for-profit schools, including the two we are invested in, APOL & DV, offer flexible programs that fit with working adults' lifestyles. These programs include: online courses, night/weekend classes, and convenient locations. These options are often not available at traditional colleges. Furthermore, with many states reducing their funding for education as shown below, we believe for-profit education will continue to be a vital part of the U.S. education ecosystem for many years to come.

18  DV 10-K FY13

19  APOL 10-K FY13

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Source: Time Magazine20

APOL & DV have been the subject of multiple investigations — no smoking gun has been found to date

Every day it seems like there is a new negative headline about the for-profits being investigated for wrongdoing. But the leading institutions have all been investigated multiple times by a diverse group of regulatory agencies and governing bodies and to date no smoking gun has been found. Below we summarize the outcomes of some of these various investigations for the two companies we own:

Regulatory/Legal Investigation	Issue	Resolution
HLC	APOL: UoP came up for accreditation in 2013. DV: DeVry University came up for accreditation in 2013.	APOL: UoP was re-accredited through 2022-2023 and 'On Notice' status was removed in July 2015. DV: DeVry University was re-accredited through 2019-2020.
Gainful Employment	Ensure that graduating students can repay their debt burdens.	Both APOL & DV support the legislation and are confident that the majority of their programs meet the requirements.
OIG of the DoE (mid-Atlantic region)	APOL: Received a subpoena asking for info going back to 2007.	APOL: It's been over a year with no update or any wrongdoing identified.

20  Time Magazine (10/18/12) — http://nation.time.com/2012/10/18/degrees-of-difficulty/

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Regulatory/Legal Investigation	Issue	Resolution
Federal Trade Commission	Both APOL & DV received information requests related to their ad & marketing practices	Both APOL & DV are cooperating with the FTC and have provided the requested information. Nothing has come to light yet.
Attorney Generals	Investigated for multiple issues including compensation practices, false claims re: loans, & advertising.	APOL (FL & MA): Is cooperating with both AGs and both of these investigations are over 2.5yrs old. DV (IL, MA, OH, & NY): Responded to IL & MA in May 2013. DV continues to work w/ NY & OH.

We have confidence that the real bad actors have already been identified and actions have been taken against those schools. While negative headlines may persist, time will eventually depict which institutions are here to stay and we strongly believe that DV and APOL will be among them.

High-grading students to increase retention means shrinking first

Both APOL and DV have begun to target better retention of students as it costs less to retain a student than it does to recruit a new student. To increase retention, both schools have to be somewhat more selective on who they admit. Inevitably, this means that both schools will shrink down to a smaller size. Having said that, the cost structures of both schools have shown to be quite flexible and we anticipate that both schools can still be quite profitable even at a much smaller enrollment level. APOL, for example, is now targeting total enrollment of 150,000 by the end of FY16 (vs ~200,000 today), but they also plan to take out nearly as much cost as they expect revenue to decline, allowing them to maintain profitability despite a declining revenue base.

"So What Are They Worth?" We think both APOL & DV are worth more than the current market does

Ultimately, our primary job as analysts is to estimate what we think a business is worth. As value investors, we look for opportunities to buy businesses for less than their ultimate value. These opportunities tend to present themselves when there is an easily articulated negative narrative around a sector and some investors opt not to do more detailed analysis on individual names. Our view is that negative narrative is what gives us the opportunity. Both of these stocks have net cash on their balance sheets and trade at below our downside case scenarios. For example, APOL's stock price closed at $11.06 at the end of the quarter despite having over $7 net cash and over $4 of book value per share for their international assets, and the company's guidance of at least $150 million of operating profits for their U.S. for profit education business during the next year.

In summary, we see substantial opportunity in both names. We fully acknowledge that to date these positions have been a real detraction to our performance, but our approach to investing has always been to continuously challenge and review our investment thesis and determine the merits of an investment based on the risk/reward at current levels, not based on recent past performance. In our view, both APOL and DV offer a compelling risk/reward from current levels and thus continue to merit allocations in our portfolios.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Question 3: Why should we continue to trust you to manage our capital?

As we discussed in our latest webcast, this is not the first time the performance of the Fund has trailed its index. There have been similar other periods. Leading to the dotcom bubble, we underperformed our index by a wide margin, only to outperform in the two years following the trough. A similar dynamic occurred leading to the great recession. First, we underperformed when the market was hitting new highs and then the Fund outperformed during the downturn21. We like to be judged over a cycle — an upmarket and a downmarket. It is important to note that what is common with these two examples today are the excessive valuations in the market place.

As we wrote in our March 31, 1997 Annual Report:

"...a growing belief that since active portfolio management cannot outperform the market, it is better to own an index fund; and this is supported by the fact that capitalization-weighted index funds have outperformed 90% of actively managed equity mutual funds over the past three years... When an active manager is fired and the proceeds are reinvested in an index fund, it puts greater buying pressure on the larger stocks and more selling pressure on the smaller ones... Our hope is that increasing amounts of capital will be invested in index funds. Eventually this would lead to massive stock market inefficiencies, as index funds do not do any equity research."

We firmly believe that buying good companies at cheap prices will work out in the long run. We also believe that things can change very quickly. For example, in our last quarterly letter, we discussed how certain industries, mainly biotech, has been pushing the Russell 2500 higher. The iShares Nasdaq Biotechnology ETF (IBB) appreciated by about 12%, 32%, 65%, and 34% in 2011, 2012, 2013, and 2014, respectively. It fell by approximately 18% in the third quarter 2015.

This is not the first time we have had performance challenges and it will not be the last. However, our portfolio has already taken large hits. Our energy and for-profit education companies are trading at their lowest levels in years. The technology holdings have performed well over the past few years but a few of them experienced large declines from the highs they hit earlier this year on little to no news. Considering all these factors, while there is understandably no guarantee, we believe that our portfolio has the ability to appreciate (substantially) in the coming years. Moreover, our portfolio is trading at 13.6x P/E vs. Russell 2500's 25.3x P/E. As of September 30, we carry 22% cash, which should help us greatly in these turbulent times. Cash is misunderstood by some, who do not appreciate the value of a cheap option on a better future entry point. Should stocks get cheap, having the option to buy when no one else (or very few people) can, places us at an advantage. Our portfolio companies, for the most part, carry a lot of cash, too. We ended the quarter with 25 companies, only 14 of which had a net debt position. These 14 companies had an average net debt to LTM EBITDA22 multiple of 1.4 times and all but one of them had positive net income (the one that was not profitable was due to a non-cash charge). If we hit a deflationary environment or a recession, we believe these companies will withstand the negative effects.

21  Market Cycle is defined as a period that contains a decline of at least 20% from the previous market peak over at least a two-month period and a rebound to establish a new peak above the previous one by Russell 2500 Index.Market peak 2000 for the Russell 2500 Index was March 9, 2000 and market peak 2007 was July 14, 2007.

  There is no assurance that any market performance for any future period will have characteristics or results similar to the periods referenced above, or that FPA will have performance results similar in any way to those periods. Dennis Bryan and Arik Ahitov have been co-portfolio managers in this strategy since November 2007 and February 2014, respectively, and manage the strategy in a manner that is substantially similar to the prior portfolio manager, Robert Rodriguez. Mr. Rodriguez ceased serving as the strategy's portfolio manager effective December 2010.

22  Last twelve months earnings before interest, tax, depreciation, and amortization.

FPA CAPITAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

In this letter, we focused on energy and for-profit education companies because of their lackluster performance over the past year. These stocks made up 31% of our portfolio at the end of the quarter. Our largest allocation remains technology with approximately 28% weighting. Despite our technology stocks better performance relative to energy and for-profit education companies, we think that each of these companies are worth higher than their current stock prices indicate. We did not sell any shares of these companies in the quarter and added to most of them.

Conclusion

Despite the big market declines in the third quarter, our optimism about the future has increased. We believe increased volatility means we will have more opportunity to purchase good companies at favorable prices and that will position us for good long term performance.

Notwithstanding our lackluster recent performance, we are excited about our portfolio prospectively. Our portfolio remains cheap (price to earnings ratio of 13.6x), our companies have strong balance sheets (approximately 45% of the portfolio companies have net cash balances), the operational performance of our holdings have been good for the most part, we have ample liquidity (cash balance of 22%), and — perhaps most importantly — we believe that our holdings have already taken large hits and they are positioned favorably for the future.

We thank you for your continued trust and confidence in our strategy and process.

Respectfully submitted,

Dennis Bryan
Portfolio Manager

Arik Ahitov
Portfolio Manager

October 15, 2015

FPA CAPITAL FUND, INC.

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Portfolio composition will change due to ongoing management of the fund.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2015
(Unaudited)

COMMON STOCKS	Shares	Fair Value
EXPLORATION & PRODUCTION — 11.3%
Cimarex Energy Co.	408,100	$41,822,088
Noble Energy, Inc.	1,060,863	32,016,845
SM Energy Co.	737,691	23,635,620
		$97,474,553
OIL & GAS SERVICES & EQUIPMENT — 10.7%
Helmerich & Payne, Inc.	747,835	$35,342,682
Patterson-UTI Energy, Inc.	1,890,950	24,847,083
Rowan Cos. plc (Class A)	1,984,600	32,051,290
		$92,241,055
COMMUNICATIONS EQUIPMENT — 10.4%
ARRIS Group, Inc.*	1,881,963	$48,874,579
InterDigital, Inc.	809,679	40,969,757
		$89,844,336
TECHNOLOGY DISTRIBUTORS — 9.8%
Arrow Electronics, Inc.*	683,400	$37,778,352
Avnet, Inc.	1,097,300	46,832,764
		$84,611,116
EDUCATIONAL SERVICES — 9.1%
Apollo Education Group, Inc.*	3,276,200	$36,234,772
DeVry Education Group, Inc.	1,542,838	41,980,622
		$78,215,394
COMPUTER HARDWARE & STORAGE — 5.4%
Western Digital Corp.	590,480	$46,907,731
AUTO PARTS — 3.3%
Dana Holding Corp.	1,823,004	$28,949,304
CONSUMER GOODS - RENTAL — 3.2%
Aaron's, Inc.	759,896	$27,439,845
AGRICULTURAL MACHINERY — 3.0%
AGCO Corp.	561,600	$26,187,408
ELECTRICAL POWER EQUIPMENT — 3.0%
Babcock & Wilcox Enterprises, Inc.*	820,620	$13,786,416
BWX Technologies, Inc.	459,435	12,110,707
		$25,897,123

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
SEMICONDUCTOR MANUFACTURING — 1.9%
Veeco Instruments, Inc.*	792,390	$16,251,919
CONSTRUCTION & MINING MACHINERY — 1.8%
Oshkosh Corp.	437,200	$15,883,476
SPECIALTY APPAREL STORES — 1.6%
Foot Locker, Inc.	195,830	$14,093,885
INFORMATION TECHNOLOGY SERVICES — 1.4%
Cubic Corp.	286,300	$12,007,422
METAL SERVICE CENTER & OTHER WHOLESALERS — 1.0%
Reliance Steel & Aluminum Co.	157,208	$8,490,804
INVESTMENT MANAGEMENT — 0.9%
Federated Investors, Inc. (Class B)	256,443	$7,411,203
OTHER COMMON STOCKS — 0.5%		$4,165,113
TOTAL COMMON STOCKS — 78.3% (Cost $543,804,074)		$676,071,687
BONDS & DEBENTURES
U.S. TREASURIES — 15.4%
U.S. Treasury Bills — 0.00% 10/22/2015	$47,000,000	$47,000,000
U.S. Treasury Notes — 1.375% 11/30/2015	43,000,000	43,091,753
— 2.125% 2/29/2016	42,000,000	42,345,761
TOTAL U.S. TREASURIES (Cost $132,513,341)		$132,437,514
TOTAL INVESTMENT SECURITIES — 93.7% (Cost $676,317,415)		$808,509,201

FPA CAPITAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015
(Unaudited)

	Shares or Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 8.2%
Exxon Mobil Corporation — 0.16% 10/7/2015	$20,000,000	$19,999,467
— 0.09% 10/13/2015	20,000,000	19,999,400
State Street Bank Repurchase Agreement — 0.00% 10/1/2015 (Dated 09/30/2015, repurchase price of $31,194,000, collateralized by $29,670,000 principal amount U.S. Treasury Note — 2.75% 2023, fair value $31,821,075)31,194,000		31,194,000
TOTAL SHORT-TERM INVESTMENTS (Cost $71,192,867)		$71,192,867
TOTAL INVESTMENTS — 101.9% (Cost $747,510,282)		$879,702,068
Other Assets and Liabilities, net — (1.9)%		(16,149,798)
NET ASSETS — 100.0%		$863,552,270

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA CAPITAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $676,317,415)	$808,509,201
Short-term investments — at amortized cost (maturities 60 days or less)	71,192,867
Cash	559
Receivable for:
Investment securities sold	5,584,303
Capital Stock sold	2,437,939
Dividends and interest	643,979
Total assets	888,368,848
LIABILITIES
Payable for:
Investment securities purchased	23,348,817
Capital Stock repurchased	578,264
Advisory fees	471,297
Accrued expenses and other liabilities	418,200
Total liabilities	24,816,578
NET ASSETS	$863,552,270
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 25,456,063 shares	$254,561
Additional Paid-in Capital	733,525,096
Accumulated net realized loss on investments	(3,224,493)
Undistributed net investment income	805,320
Unrealized appreciation of investments	132,191,786
NET ASSETS	$863,552,270
NET ASSET VALUE
Offering and redemption price per share	$33.92

See notes to financial statements.

FPA CAPITAL FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2015
(Unaudited)

INVESTMENT INCOME
Dividends	$4,578,959
Interest	289,561
Total investment income	4,868,520
EXPENSES
Advisory fees	3,284,024
Transfer agent fees and expenses	455,516
Custodian fees	64,936
Directors fees and expenses	34,894
Administrative services fees	26,894
Professional fees	25,547
Audit and tax services fees	23,612
Legal fees	9,051
Reports to shareholders	7,956
Filing fees	7,881
Other	1,000
Total expenses	3,941,311
Net expenses	3,941,311
Net investment income	927,209
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,464,811)
Net change in unrealized appreciation (depreciation) of:
Investments	(90,400,974)
Net realized and unrealized loss	(92,865,785)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,938,576)

See notes to financial statements.

FPA CAPITAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2015 (Unaudited)	Year Ended March 31, 2015
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$927,209	$963,955
Net realized gain (loss)	(2,464,811)	87,945,024
Net change in unrealized depreciation	(90,400,974)	(240,622,157)
Net decrease in net assets resulting from operations	(91,938,576)	(151,713,178)
Distributions to shareholders from:
Net investment income	(1,057,606)	—
Net realized capital gains	—	(136,421,565)
Total distributions	(1,057,606)	(136,421,565)
Capital Stock transactions:
Proceeds from Capital Stock sold	32,834,947	92,918,479
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	965,407	125,845,515
Cost of Capital Stock repurchased	(153,728,657)*	(226,488,502)*
Net decrease from Capital Stock transactions	(119,928,303)	(7,724,508)
Total change in net assets	(212,924,485)	(295,859,251)
NET ASSETS
Beginning of Period	1,076,476,755	1,372,336,006
End of Period	$863,552,270	$1,076,476,755
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	910,529	2,153,762
Shares issued to shareholders upon reinvestment of dividends and distributions	25,735	2,944,958
Shares of Capital Stock repurchased	(4,062,808)	(5,430,520)
Change in Capital Stock outstanding	(3,126,544)	(331,800)

*  Net of redemption fees of $5,582 and $52,242 for the period ended September 30, 2015 and year ended March 31, 2015, respectively.

See notes to financial statements.

FPA CAPITAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30, 2015	Year Ended March 31
	(Unaudited)	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of period	$37.66	$47.46	$45.60	$45.11	$46.64	$35.16
Income from investment operations:
Net investment income (loss)*	$0.03	$0.03	$(0.03)	$0.05	$(0.11)	$(0.06)
Net realized and unrealized gain (loss) on investment securities	(3.73)	(5.02)	7.90	4.37	(1.42)	11.54
Total from investment operations	$(3.70)	$(4.99)	$7.87	$4.42	$(1.53)	$11.48
Less distributions:
Dividends from net investment income	$(0.04)	—	—	$(0.07)	—	—
Distributions from net realized capital gains	—	$(4.81)	$(6.01)	(3.86)	—	—
Total distributions	$(0.04)	$(4.81)	$(6.01)	$(3.93)	—	—
Redemption fees	— **	— **	— **	— **	— **	— **
Net asset value at end of period	$33.92	$37.66	$47.46	$45.60	$45.11	$46.64
Total investment return***	(9.83)%	(11.49)%	18.99%	10.64%	(3.28)%	32.65%
Ratios/supplemental data:
Net Assets, End of Period (in $000's)	$863,552	$1,076,477	$1,372,336	$1,273,822	$1,309,145	$1,403,033
Ratio of expense to average net assets	0.78%†	0.83%	0.83%	0.83%	0.84%	0.87%
Ratio of net investment income (loss) to average net assets	0.18%†	0.08%	(0.07)%	0.12%	(0.25)%	(0.16)%
Portfolio turnover rate	49%†	38%	17%	10%	15%	8%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See notes to financial statements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2015
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $182,008,788 for the period ended September 30, 2015. The proceeds and cost of securities sold resulting in net realized losses of $2,464,811 aggregated $219,285,582 and $221,750,393, respectively, for the period ended September 30, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at September 30, 2015, was $676,317,415 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2015, for federal income tax purposes was $189,026,512 and $56,834,726, respectively resulting in net unrealized appreciation of $132,191,786. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2012 or by state tax authorities for years ended on or before March 31, 2011.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

daily net assets in excess of $50 million. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended September 30, 2015, the Fund paid aggregate fees of $34,894 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended September 30, 2015, the Fund collected $5,582 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Exploration & Production	$97,474,553	—	—	$97,474,553
Oil & Gas Services & Equipment	92,241,055	—	—	92,241,055
Communications Equipment	89,844,336	—	—	89,844,336
Technology Distributors	84,611,116	—	—	84,611,116
Educational Services	78,215,394	—	—	78,215,394
Computer Hardware & Storage	46,907,731	—	—	46,907,731
Auto Parts	28,949,304	—	—	28,949,304
Consumer Goods - Rental	27,439,845	—	—	27,439,845
Agricultural Machinery	26,187,408	—	—	26,187,408
Electrical Power Equipment	25,897,123	—	—	25,897,123
Semiconductor Manufacturing	16,251,919	—	—	16,251,919
Construction & Mining Machinery	15,883,476	—	—	15,883,476
Specialty Apparel Stores	14,093,885	—	—	14,093,885
Information Technology Services	12,007,422	—	—	12,007,422
Metal Service Center & Other Wholesalers	8,490,804	—	—	8,490,804
Investment Management	7,411,203	—	—	7,411,203
Other Common Stocks	4,165,113	—	—	4,165,113
U.S. Treasuries	—	$132,437,514	—	132,437,514
Short-term Investments	—	71,192,867	—	71,192,867
	$676,071,687	$203,630,381	—	$879,702,068

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended September 30, 2015.

NOTE 8 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA CAPITAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$31,194,000	$31,194,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $31,821,075 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA CAPITAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2015	$1,000.00	$1,000.00
Ending Account Value September 30, 2015	$901.70	$1,021.16
Expenses Paid During Period*	$3.72	$3.95

*  Expenses are equal to the Fund's annualized expense ratio of 0.78%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2015 (183/365 days).

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2015, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Directors, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers, the two analysts supporting the team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Dennis Bryan, who has been with the Adviser since 1993, Arik A. Ahitov, who joined the Adviser in 2010 and has served as a portfolio manager since 2014, Robert Rodriguez, who serves in an advisory capacity since 2010, Nile R. Garritson, who joined the Adviser in 2012, and Chris J. Moreno, who joined the Adviser in 2014. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors noted that the Fund underperformed its Peer Group for the one-, three-, five- and 10-year periods ending March 31, 2015 and the Fund's benchmark, Russell 2000 Index, for the one, three-, five- and 10-year period ended June 30, 2015. They also noted that Morningstar had downgraded the Fund from a "Silver" Analyst Rating to a "Bronze" Analyst Rating, which according to Morningstar, was due to underperformance relative to the Fund's benchmark and Peer Group coupled with management changes during the period of under-performance. The Directors noted FPA's statement that the underperformance was attributable in large part to the Fund's deep value style and that the Fund had experienced periods of underperformance the in past. The Board and the Independent Directors determined that the Fund's investment results were satisfactory in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the lower end of the range for the Peer Group. The Board and the Independent Directors also noted that the overall expense ratio of the Fund was low when compared to the Peer Group. The Board and the Independent Directors considered the fees charged by the Adviser for advising institutional accounts and for sub-advising another mutual fund, and the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the sub-advised fund and institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, overhead and trading costs with respect to the provision of investment advisory services. It was noted that effective as of March 23, 2015, the Fund engaged State Street to provide financial and administrative services and that the Adviser is no longer being reimbursed for financial and administrative services by the Fund. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the associate portfolio manager, analyst, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds, including the Fund, to new investors when it believed that the Fund had limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that, even though the Fund is currently closed to new investors and it continues to experience outflows of investment capital, the Adviser has continued to make investments in personnel servicing the Fund.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints currently were not appropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and the limited prospect for growth in the Fund's assets given that the Fund is still closed to new shareholders, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service

FPA CAPITAL FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Director and Chairman* Years Served: 4	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – (66)†	Director * Years Served: <1	Consultant, ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007-2014.	7
Thomas P. Merrick – (78)†	Director * Years Served: 6	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Director * Years Served: 15	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Director * Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director * Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (66)	Director * Years Served: 31	Managing Partner of the Adviser.	2
Dennis M. Bryan – (54)	Portfolio Manager Years Served: 19	Partner of the Adviser
Arik A. Ahitov – (40)	Portfolio Manager Years Served: 2	Partner of the Adviser since 2015. Managing Director of the Adviser from 2013-2014 and Vice President of the Adviser from 2010 to 2013.
J. Richard Atwood – (55)	President Years Served: 18	Managing Partner of the Adviser.

FPA CAPITAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued (unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank and Trust Company
Michael P. Gomez – (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Trustees serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

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FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA CAPITAL FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	December 2, 2015